UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2023

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001961629
FIVE 2023-V1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000927971
Bank of Montreal

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Delaware	333-260277-02	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

1 Columbus Circle

New York, New York 10019

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01. Other Events.

On February 23, 2023 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance of FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2023 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A., as trustee, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated February 10, 2023 and filed with the Securities and Exchange Commission on February 28, 2023 (the “Prospectus”). Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Green Acres	4.5	4.2(1)
Brandywine Strategic Office Portfolio	4.6	N/A
Sentinel Square II	4.7	N/A
575 Broadway	4.8	N/A
Gilardian NYC Portfolio	4.9	N/A
Hyatt Regency Jacksonville	4.10	4.3
Metroplex	4.11	(2)
Centers of High Point	4.12	N/A
Essex Crossing	4.13	(2)
Park West Village	4.14	4.4
(1)	The subject Whole Loan will be serviced under the Other Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement) governing the BMO 2023-C4 Mortgage Trust until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the VRR Interest. The Publicly Offered Certificates and the Privately Offered Certificates (other than the Class R Certificates) are collectively referred to as the “Non-VRR Certificates”.

All of the Publicly Offered Certificates, having an aggregate initial principal amount of $657,227,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital Markets”), Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with DBSI, CGMI, BCI, BMO Capital Markets, GS&Co. and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of February 10, 2023 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, CGMI, BCI, BMO Capital Markets and GS&Co. are acting as the joint bookrunning managers and co-lead managers. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Privately Offered Certificates, having an aggregate initial principal amount of $69,996,047, were sold to DBSI, CGMI, BCI, BMO Capital Markets, GS&Co., Academy and Drexel (in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of February 10, 2023, among the Depositor, the Initial Purchasers and GACC.

The VRR Interest, having an aggregate initial Certificate Balance of $38,274,898, was sold to Deutsche Bank AG, New York Branch (“DBNY”) and Citi Real Estate Funding Inc. (“CREFI”), pursuant to the applicable Mortgage Loan Purchase Agreement as described below.

The Privately Offered Certificates and the VRR Interest were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in FIVE 2023-V1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 26 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 43 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective February 28, 2023 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, in exchange for, among other compensation, $28,860,451 portion of the VRR Interest (which VRR Interest the Depositor transferred to DBNY at GACC’s direction), (ii)  CREFI, pursuant to a Mortgage Loan Purchase Agreement, dated and effective

February 28, 2023 and as to which an executed version is attached hereto as Exhibit 99.2 (the “CREFI Mortgage Loan Purchase Agreement”) between the Depositor and CREFI, in exchange for, among other compensation, $9,414,447 portion of the VRR Interest, (iii) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective February 28, 2023 and as to which an executed version is attached hereto as Exhibit 99.3 (the “BCREI Mortgage Loan Purchase Agreement”) among the Depositor, BCREI and Barclays Capital Holdings Inc., (iv) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective February 28, 2023 and as to which an executed version is attached hereto as Exhibit 99.4 (the “BMO Mortgage Loan Purchase Agreement”) between the Depositor and BMO and (v) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective February 28, 2023 and as to which an executed version is attached hereto as Exhibit 99.5 (together with the GACC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the BCREI Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GSMC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CREFI, BCREI, BMO and GSMC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,259,837, were approximately $737,459,777. Of the expenses paid by the Depositor, $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,059,837 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Publicly Offered Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus. The related registration statement (file no. 333-260277) was originally declared effective on February 28, 2022. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of February 10, 2023.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase of the VRR Interest by DBNY and CREFI.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) in the Issuing Entity in the form of a “single vertical security” (as defined in the Risk Retention Rule) with an expected initial Certificate Balance of approximately $38,274,898, representing the right to receive at least 5.00% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates).

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of February 10, 2023, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Barclays Capital Inc., BMO Capital Markets Corp., Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, N.A, as certificate administrator, as paying agent and as custodian and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of February 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of October 1, 2022, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of September 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, KeyBank National Association, as Park West Village special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of February 13, 2023, by and among Goldman Sachs Bank USA, as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, Bank of Montreal, as Note A-4 Holder, Note A-5 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, Morgan Stanley Bank, N.A., as Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder, and DBR Investments Co. Limited, as Note A-13 Holder, Note A-14 Holder, Note A-15 Holder and Note A-16 Holder.
Exhibit 4.6	Agreement Among Note Holders, dated as of January 19, 2023, by and between Barclays Bank PLC, as Note A-1 Holder and Note A-2 Holder, Bank of America, N.A., as Note A-3 Holder, Note A-4 Holder and Note A-5 Holder, Wells Fargo Bank, National Association, as Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, and Citi Real Estate Funding Inc., as Note A-9 Holder, Note A-10 Holder and Note A-11 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of February 28, 2023, between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of January 10, 2023, by and among Citi Real Estate Funding Inc., as Initial Note A-1-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-1-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Societe Generale Financial Corporation, as Initial Note A-3 Holder, Societe Generale Financial Corporation, as Initial Note A-4 Holder, and Societe Generale Financial Corporation, as Initial Note A-5 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of January 10, 2023, by and between Bank of Montreal, as Initial Note A-1 Holder and Bank of Montreal, as Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of October 4, 2022, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of February 28, 2023, between German American Capital Corporation, as Note A-1 Holder, AREF 2 WH WF LLC, as Note A-2 Holder and German American Capital Corporation, as Note A-3 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of February 28, 2023, between DBR Investments Co. Limited, as Note A-1 Holder and DBR Investments Co. Limited, as Note A-2 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of December 23, 2022, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.
Exhibit 4.14	Agreement Between Noteholders, dated as of August 3, 2022, by and among Bank of Montreal, as Initial BMO Note A Holder, Citi Real Estate Funding Inc., as Initial CREFI Note A Holder, Starwood Mortgage Capital LLC, as Initial SMC Note A Holder, Bank of Montreal, as Initial Note B-A Holder and Park West Village Grand Avenue Partners, LLC, as Initial Note B-B Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 16, 2021.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 16, 2021 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 28, 2023 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 10, 2023.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective February 28, 2023, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective February 28, 20231, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective February 28, 2023, among Deutsche Mortgage & Asset Receiving Corporation, Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective February 28, 2023, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective February 28, 2023, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 28, 2023
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Robert-Christopher Jones
Name: Robert-Christopher Jones
Title: Director